UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2015

ALLIED NEVADA GOLD CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-33119	20-5597115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9790 Gateway Drive, Suite 200 Reno, Nevada	89521
(Address of principal executive offices)	(Zip Code)

(775) 358-4455

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 10, 2015, Allied Nevada Gold Corp. (the “Company” or “Allied Nevada”), a Delaware corporation, and certain of its domestic direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). During the pendency of the Chapter 11 Cases, the Debtors are operating their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

On March 12, 2015, in connection with the Chapter 11 Cases, the Company entered into a Secured Multiple Draw Debtor-in-Possession Credit Agreement (as amended by that certain Waiver and Amendment No. 1, dated as of May 7, 2015, and as further amended, waived or otherwise modified from time to time prior to the date hereof, the “DIP Credit Agreement”), among the Company, as borrower, the direct and indirect subsidiaries of the Company party thereto from time to time, as guarantors, Wilmington Savings Funds Society, FSB, as administrative agent and collateral agent and the lenders from time to time party thereto.

On June 8, 2015, the Company obtained an additional waiver (the “Waiver No. 2”) from the majority DIP lenders, providing that it shall not constitute a default or an event of default if the Company fails to comply through and until 6:00 p.m. New York City time on June 23, 2015 (the “Waiver Period”) with (1) the “Budget Delivery Covenant” with respect to the delivery dates of May 21, 2015 and June 18, 2015, (2) the “Total Ounces Gold Sold Covenant” and “Total Ounces Gold Equivalent Sold Covenant”, in each case, with respect to the four-week periods ended May 24, 2015, May 31, 2015, June 7, 2015, June 14, 2015 and June 21, 2015, (3) the “Total Monthly Ounces Gold Produced Covenant” with respect to the monthly period ended May 31, 2015 and (4) the “Specified Milestone” (as each such term is defined in the Waiver No. 2). Pursuant to Waiver No. 2, the requirement for the delivery of the update to the approved budget currently in effect has been extended to June 23, 2015 with any subsequent updates due on the Thursday of every fourth week after June 23, 2015. In addition, the Waiver No. 2 limits the Company’s ability to request additional drawdowns under the DIP Credit Agreement during the Waiver Period.

The foregoing description of the Waiver No. 2 is qualified in its entirety by reference to Waiver No. 2 to Secured Multiple Draw Debtor-in-Possession Credit Agreement attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

Exhibit 10.1	Waiver No. 2 to Secured Multiple Draw Debtor-in-Possession Credit Agreement, dated June 8, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 12, 2015	Allied Nevada Gold Corp.

	By:	/s/ Stephen M. Jones
Stephen M. Jones
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit

Exhibit 10.1	Waiver No. 2 to Secured Multiple Draw Debtor-in-Possession Credit Agreement, dated June 8, 2015

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